UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2023, the Boards of Directors of Great Southern Bancorp, Inc. (the “Company”) and Great Southern Bank, a wholly owned subsidiary of the Company (the “Bank”), appointed Amelia “Amy” Counts as a director of the Company and the Bank, with her service to commence January 1, 2024. Ms. Counts also was named to the Audit, Compensation, and Corporate Governance and Nominating Committees of the Company’s Board.  Ms. Counts will serve in the class of the Company’s directors whose terms will expire at the Company’s 2025 annual meeting of stockholders.

Ms. Counts will generally be entitled to the same compensation arrangement as is provided to the other non-employee directors of the Company and the Bank. Directors of the Company receive a fee of $1,500 for each regular Company Board meeting attended, which is currently the only compensation paid to directors by the Company, except for stock options granted in the discretion of the Company Board. Directors of the Bank currently receive a fee of $3,000 for each regular Bank Board meeting attended, which will increase to $3,250 starting in January 2024. Members of the Audit Committee and the Bank’s Compliance Committee currently receive a fee of $300 per committee meeting attended ($350 for the Audit Committee chair), which will increase to $400 ($450 for the Audit Committee chair) starting in January 2024. The directors of the Company and its subsidiaries are not reimbursed for costs incurred in attending board and committee meetings.

A copy of a press release issued by the Company on December 21, 2023, announcing the appointment of Ms. Counts is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated December 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: December 22, 2023	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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